Exhibit 10.29
Assignment and Assumption Agreement
This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Assignor") and FIFTH THIRD BANK, an Ohio banking corporation (the "Assignee"). Capitalized terms used but not defined herein will have the meanings given to them in the Loan Agreement identified below (as amended from time to time, the "Loan Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations in its capacity as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including without limitation, to the extent permitted to be assigned under applicable Law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	U.S. Bank National Association

2.	Assignee:	Fifth Third Bank

3.	Borrower(s):	KBSIII Domain Gateway, LLC; KBSIII 515 Congress, LLC; KBSIII 155 North 400 West, LLC; and KBSIII 1550 West McEwen Drive, LLC

4.	Administrative Agent:	U.S. Bank National Association, as the agent under the Loan Agreement.

5.	Loan Agreement:
The Term Loan Agreement dated as of October 17, 2018 among KBSIII Domain Gateway, LLC, KBSIII 515 Congress, LLC, KBSIII 155 North 400 West, LLC, and KBSIII 1550 West McEwen Drive, LLC, the Lenders party thereto, and U.S. Bank National Association, as Administrative Agent.

SMRH:488703577.2	-1-

6.	Assigned Interest:

	Aggregate Amount of Commitment/Advances for all Lenders	Amount of Commitment/Advances Assigned	Percentage Assigned of Commitment/Advances
	$215,000,000.00	$45,000,000.00	20.93023256%

Effective Date: December 18, 2018
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
U.S. BANK NATIONAL ASSOCIATION
By: /s/ Christopher R. Coburn
Title: Vice President
ASSIGNEE
FIFTH THIRD BANK
By: /s/ John Kang
Title: Officer
Consented to and Accepted:
U.S. BANK NATIONAL
ASSOCIATION, as
Administrative Agent
By: /s/ Christopher R. Coburn
Title: Vice President

SMRH:488703577.2	-2-

Consented to:

ACKNOWLEDGED AND AGREED; Borrower is executing in the signature block below solely for the purpose of acknowledging receipt of the Assignment and Assumption Agreement to which this acknowledgement is attached and by signing below Borrower shall not be incurring any additional obligations or additional liability except as contemplated by the Loan Documents, except as expressly set forth in Sections 3.2, 3.4 and 3.6 of Annex 1 attached hereto

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

SMRH:488703577.2	Borrower Consent-1

KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

SMRH:488703577.2	Borrower Consent-2

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

SMRH:488703577.2	Borrower Consent-3

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

SMRH:488703577.2	Borrower Consent-4

ANNEX 1
TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys will be responsible for (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by Borrower, any of its Affiliates or any other Person of any of their respective obligations under any Loan Documents, (v) inspecting any of the Project, books or records of Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loan or the Loan Documents.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) from and after the Effective Date, it will be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, will have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Loan Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it will deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with

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their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. The Assignee will pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. From and after the Effective Date, Administrative Agent will make all payments in respect of the Assigned Interest (including payments of principal, interest, reimbursement obligations, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    Additional Provisions. Notwithstanding anything in the Loan Agreement to the contrary, Assignor and Administrative Agent agree that as between Assignor, Administrative Agent and Assignee (and Borrowers as to Sections 3.2, 3.4, and 3.6 below):
3.1    In addition to the limitations on supplemental agreements between Required Lenders (or Administrative Agent with the consent in writing of the Required Lenders) and Borrowers set forth in Sections 10.12(a)-(d) of the Loan Agreement, Required Lenders (or Administrative Agent with the consent in writing of the Required Lenders), shall not enter into any supplemental agreement with Borrowers to release any Borrower or Guarantor from its obligations under the Loan Documents without the consent of all of the Lenders, except as otherwise set forth in Section 9.16 of the Loan Agreement.
3.2    Borrowers shall promptly notify Administrative Agent and Lenders of any transfer of interests in the Borrowers (direct or indirect) of which any Borrower has actual knowledge, provided, however, that such obligation to notify Administrative Agent and Lenders shall only apply to transfers, whereby any Person that held less than a 25% ownership interest in any Borrower (directly or indirectly) prior to such transfer shall, following such transfer, hold a 25% or greater interest in any Borrower (directly or indirectly).  In addition, and notwithstanding the foregoing or anything to the contrary set forth in any guaranty relating to the Loan, while a failure to notify described in this Section 3.2 may (subject to any notice and cure periods applicable thereto) result in an Event of Default under the Loan, in no event shall any such failure in and of itself trigger any liability whatsoever under any guaranty relating to the Loan (provided all rights and remedies shall otherwise remain available upon the occurrence and during the continuance of an Event of Default relating to such failure).
3.3    Notwithstanding the last sentence of Section 4.2 of the Loan Agreement, Administrative Agent may not waive any requirement of the Loan Agreement for any Advance without the Required Lenders' consent other than one that is of an immaterial nature.
3.4    For the avoidance of doubt, any updated Appraisals ordered by Administrative Agent pursuant to Sections 2.8(d) and/or 2.9(d) of the Loan Agreement shall be at Borrower's sole cost and expense.
3.5    To the extent Administrative Agent receives any information from Borrowers pursuant to Sections 6.15 or 6.19 of the Loan Agreement, Administrative Agent shall endeavor to deliver such information to Assignee within five (5) Business Days of Administrative Agent's receipt thereof.

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3.6    References in Sections 2.2(c), 8.2(b) and 8.2(d) of the Loan Agreement to Section 8.1(h) are hereby deemed to refer to Section 8.1(f) of the Loan Agreement.
3.7    To the extent Administrative Agent and/or Required Lenders enters into a supplemental agreement with Borrowers pursuant to Section 10.12 of the Loan Agreement, Administrative Agent shall endeavor to deliver a copy of such agreement to Assignee within five (5) Business Days of Administrative Agent's receipt thereof.
4.    General Provisions. This Assignment and Assumption will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy will be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption will be governed by, and construed in accordance with, the law of the State of California.

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SCHEDULE 1
Payment Instructions
Lender Name: Fifth Third Bank
Address: Cincinnati, OH 45227
ABA#: 042000314
Account Name: Commercial Loan Wires
Account#: 89922553
Reference: KBS REIT III
Attention: DeShone Hope

Notice Instructions
Fifth Third Bank
2029 Century Park East, Suite 1010
Los Angeles, CA 90067
Attn: John Kang
310-734-5166
John.Kang@53.com

SMRH:488703577.2	Schedule 1